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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 7, 1999
                                 ---------------
                Date of report (Date of earliest event reported)

                            ENTERBANK HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           000-24131                                  43-1706259
           ---------                                  ----------
   (Commission File Number)                (IRS Employer Identification No.)

     150 N. MERAMEC, ST. LOUIS, MISSOURI                   63105
     -----------------------------------                   -----
   (Address of Principal Executive Offices)              (Zip Code)

                                 (314) 725-5500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




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                            ENTERBANK HOLDINGS, INC.


                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         On October 7, 1999, the Registrant issued a press release announcing its preliminary operating results for the quarter ended September 30, 1999.

         The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.      Registrant's Press Release issued October 7, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENTERBANK HOLDINGS, INC.


Date: October 7, 1999                 By:         /s/ FRED H. ELLER
                                         -------------------------------------
                                      Fred H. Eller, Chief Executive Officer